Exhibit 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (Nos. 333-110652, 333-137102 and 333-153419) of Partner Communications Company Ltd., of our report dated March 18, 2013, relating to the financial statements and the effectiveness of internal control over financial reporting, which appears in this Form 20-F.

Tel-Aviv, Israel March 18, 2013	Kesselman & Kesselman Certified Public Accountants (lsr.) A member firm of PricewaterhouseCoopers International Limited

Kesselman & Kesselman, Trade Tower, 25 Hamered Street, Tel-Aviv 68125, Israel,
 P.O Box 50005 Tel-Aviv 61500  Telephone: +972 -3- 7954555, Fax:+972 -3- 7954556, www.pwc.com/il